UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2023
Hamilton Lane Incorporated
(Exact Name of Registrant as specified in its charter)

Delaware	001-38021	26-2482738
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 Washington Street,	Suite 1300
Conshohocken,	PA	19428
(Address of principal executive offices)		(Zip Code)
 (610) 934-2222
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HLNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2023, Mario Giannini, the Chief Executive Officer (“CEO”) of Hamilton Lane Incorporated (the “Company”), provided notice to the Board of Directors of the Company (the “Board”) that he is transitioning away from his position as CEO, effective as of January 1, 2024, as part of the Company’s long-term succession planning process. He will stay on with the Company as an employee and will join Hartley Rogers as Executive Co-Chairman, also effective as of January 1, 2024. Mr. Giannini will also continue to serve in his capacity as a director of the Company.

On the same day, the Board appointed Erik Hirsch and Juan Delgado-Moreira as co-Chief Executive Officers, also effective as of January 1, 2024. Please see the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 25, 2023 (the “Proxy Statement”), under the headings “Proposal No. 1—Election of Directors” and “Executive Officers”, for the background and experience of Messrs. Hirsch and Delgado-Moreira, which are incorporated by reference herein. When they begin their new roles, Mr. Delgado-Moreira will lead the Company’s global sales efforts and client service organization, while Mr. Hirsch will lead the Company’s strategic direction and manage its operations. They will jointly manage the Company’s global investment team.

In addition, at its meeting on September 7, 2023, the Board increased the size of the Board from seven directors to nine directors and unanimously elected Mr. Delgado-Moreira as a Class I director of the Company to fill one of the resulting vacancies, effective as of January 1, 2024. His initial term will expire at the Company’s 2026 annual meeting of stockholders. As of the date hereof, the Board has not determined any committee appointments for Mr. Delgado-Moreira. The Company is currently a party to a stockholders agreement with certain significant outside investors, members of management and significant employee stockholders pursuant to which the Company’s controlling stockholder, HLA Investments, LLC (“HLAI”), has the right to designate individuals to fill Board vacancies. HLAI designated Mr. Delgado-Moreira as director. HLAI is controlled by Mr. Rogers. The Board, in consultation with HLAI, is conducting a search for an independent director to fill the remaining vacancy.

The Company has not yet made any determination with respect to changing the compensation of Messrs. Giannini, Hirsch or Delgado-Moreira.

There are no arrangements or understandings between either of Messrs. Hirsch or Delgado-Moreira and any other persons or entities pursuant to which either have been appointed as a co-CEO, and there is no family relationship between either of them and any directors or executive officers of the Company or any person nominated or chosen to become a director or executive officer. Neither has currently engaged, and has not since the beginning of fiscal 2023 been engaged, in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, except for the following:

•As significant pre-initial public offering (“IPO”) owners of HLA, Messrs. Hirsch and Delgado-Moreira are each a party to the Company’s stockholders agreement, and Mr. Hirsch is a party to the Company’s tax receivable agreement and exchange agreement, with respect to their continuing ownership interest in the Company. These agreements are described in detail in the Company’s Proxy Statement, and Messrs. Hirsch and Delgado-Moreira participate on the same terms as other similarly situated members of senior management.

•As previously disclosed, pre-IPO owners of HLA, including certain directors, executive officers and beneficial owners, receive periodic payments under the tax receivable agreement. Since the beginning of the Company’s 2023 fiscal year, Mr. Hirsch received a payment under the tax receivable agreement of $1,314,022.

•Also as previously disclosed, certain of the Company’s employees are permitted to invest their own capital in the Company’s funds alongside its clients and redeem such investments in accordance with the terms of the fund. As of the date hereof, the aggregate amount that Messrs. Hirsch and Delgado-Moreira have been authorized to invest is $3,000,000 and $34,000,000, respectively.

•As parties to the stockholders agreement, Messrs. Hirsch and Delgado-Moreira have each agreed to vote all shares of the Company’s voting stock, including Class A common stock and Class B common stock, in the manner directed by HLAI on all matters submitted to a vote of the Company’s stockholders. Due to the aggregate voting power of HLAI, it is able to exercise control over all matters requiring stockholders’ approval, including the election of directors and any significant corporate transactions.

Messrs. Hirsch and Delgado-Moreira have each previously signed the Company’s form of confidentiality and non-disclosure agreement and the Company’s standard form of indemnification agreement.

Item 7.01. Regulation FD Disclosure.

On September 12, 2023, the Company issued a press release announcing these leadership changes, the full text of which is attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Hamilton Lane Incorporated dated September 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMILTON LANE INCORPORATED

Date: September 12, 2023

	By:	/s/ Lydia A. Gavalis
		Name:	Lydia A. Gavalis
		Title:	General Counsel and Secretary